T. Rowe Price Institutional Large-Cap Core Growth Fund

Supplement to Prospectus and Summary Prospectus, dated May 1, 2021, and Statement of Additional Information (“SAI”), dated May 24, 2021, as supplemented

On June 25, 2021, the T. Rowe Price Institutional Large-Cap Core Growth Fund (“Fund”) shareholders approved a proposal to reclassify the Fund’s diversification status from diversified to nondiversified and eliminate a related fundamental investment policy. The change to the Fund’s diversification status and the elimination of the fundamental policy becomes effective on June 28, 2021. Accordingly, all of the following changes are effective June 28, 2021.

Under “Principal Investment Strategies” in Sections 1 and 2 of the Fund’s prospectus, the following is added:

The fund is “nondiversified,” meaning it may invest a greater portion of its assets in fewer issuers than is permissible for a “diversified” fund.

Under “Principal Risks” in Section 1 of the Fund’s prospectus, the following risk is added:

Nondiversification As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The fund’s share price can be expected to fluctuate more than that of a similar fund that is more broadly diversified.

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Under “More Information About the Fund’s Principal Investment Strategies and Its Principal Risks” in Section 2 of the Fund’s prospectus, the following risk is added:

Nondiversification Because the fund is nondiversified and thus can invest more of its assets in a smaller number of issuers, it is more exposed to the risks associated with an individual issuer than a fund that invests more broadly across many issuers. For example, poor performance by a single large holding of the fund would adversely affect the fund’s performance more than if the fund were invested in a larger number of issuers.

In order to reflect that the related fundamental policy is eliminated, the Fund’s Statement of Additional Information is amended to exclude the Fund from the investment restrictions entitled “Percent Limit on Assets Invested in Any One Issuer” and “Percent Limit on Share Ownership of Any One Issuer” under the section entitled “INVESTMENT RESTRICTIONS – Fundamental Policies.”

The date of this supplement is June 28, 2021.

E148-041 6/28/2021